Sales Revenues - Summary Of Breakdown Of Income From Leases Included in Finance Income From Finance Business (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Disclosure of income from lease included in finance income as follows:
Financial income related to net lease investment	¥ 258,835	¥ 208,257	¥ 164,820
Operating leases	1,350,051	1,207,719	1,169,018
Total	¥ 1,608,886	¥ 1,415,975	¥ 1,333,838